 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 21, 2017
Brixmor Property Group Inc.
Brixmor Operating Partnership LP
(Exact Name of Registrant as Specified in its Charter)

Maryland (Brixmor Property Group Inc.)	001-36160	45-2433192
Delaware (Brixmor Operating Partnership LP)	333-201464-01	80-0831163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
450 Lexington Avenue
New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)
(212) 869-3000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2017, Steven T. Gallagher was appointed as the Senior Vice President, Chief Accounting Officer of Brixmor Property Group Inc. (the “Company”). His appointment will become effective March 9, 2017 (the “Effective Date”). Mr. Gallagher will succeed Michael E. Cathers, who has served as the Company’s interim Chief Accounting Officer since February 2016. Mr. Cathers will step down from his duties as interim Chief Accounting Officer as of the Effective Date. Mr. Cathers will remain at the Company in his prior capacity as Senior Vice President, Corporate Accounting.

Since 2015, Mr. Gallagher, age 35, has served as the Chief Accounting Officer of Netrality Properties, a real estate company, where he led accounting, finance and reporting functions for the company. Prior to joining Netrality Properties, Mr. Gallagher served as the controller of CubeSmart, a New York Stock Exchange-listed self-storage real estate investment trust, from 2011 to 2015 and as property controller from 2010 to 2011. Prior to that, Mr. Gallagher served in various audit roles at PricewaterhouseCoopers LLP, a public accounting firm, from 2005 to 2010. There were no arrangements or understandings between Mr. Gallagher and any other persons pursuant to which Mr. Gallagher received his appointment. Mr. Gallagher does not have any family relationships subject to disclosure under Item 401(d) of Regulation S-K or any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with his appointment, Mr. Gallagher will receive an annual base salary of $300,000 (“Base Salary”). Mr. Gallagher will also be eligible to receive an annual bonus targeted at 40% of Base Salary (with a 55% maximum potential). Mr. Gallagher will be eligible to participate in the Company’s long-term incentive program and will receive an award of restricted stock units following the Effective Date valued at $125,000 at the target level. Mr. Gallagher will also be entitled to participate in the Company’s employee benefit plans, practices, policies and arrangements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: February 27, 2017	BRIXMOR PROPERTY GROUP INC.

	By:	/s/Steven F. Siegel
	Name:	Steven F. Siegel
	Title:	Executive Vice President,
General Counsel and Secretary

BRIXMOR OPERATING PARTNERSHIP LP

	By:	Brixmor OP GP LLC, its general partner

	By:	BPG Subsidiary Inc., its sole member

	By:	/s/Steven F. Siegel
	Name:	Steven F. Siegel
	Title:	Executive Vice President,
General Counsel and Secretary